EX-3.1

ROSS MILLER
Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708
	Filed in the office of	Document Number
	/s/ Ross Miller	20100096401-93
Filing Date and Time 02/16/2010 8:42 AM
Ross Miller Secretary of State State of Nevada
Entity Number E0064592010-1
Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

   USE BLACK INK ONLY - DO NOT HIGHLIGHT                                                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	Silver Sky Capital, LTD

2.	Resident Agent Name and Street Address: (must be Nevada address) where process may be served).	☒ Commercial Registered Agent James R. Adams Esq. ☐ Noncommercial Registered Agent OR ☐ Office or Position with Entity
Name

		8681 N. Sahara #280		Las Vegas	Nevada	89117
		(MANDATORY) Physical Street Address		City		Zip Code
same
		(OPTIONAL) Mailing Address		City	State	Zip Code

3.	Shares: (number of shares corporation is authorized to Issue)	Number of shares with	Par value		Number of shares without par
		par value: 75,000,000	per share:	$.001	value:	None

4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than 3 directors/trustees)	1.	Steven P. Nickolas
Name
		14301 N. 87th Street Suite 301		Scottsdale	AZ	85260
		Street Address		City	State	Zip Code

2.
Name

		Street Address		city	State	zip Code

3.
Name

		Street Address		City	State	Zip Code

5.	Purpose: (optional;	The purpose of the Corporation shall be:
see instructions)

6.	Name, Address and	Steven P. Nickolas	/s/ Steven P. Nickolas
	Signature of Incorporator:	Name	Signature
	(attach additional page if more	14301 N. 87th Street, Suite 301		Scottsdale	AZ	85260
	than one Incorporator)	Address		City	State	Zip Code

7.	Certificate of Acceptance	I hereby accept appointment as Registered Agent for the above named corporation.
	of Appointment of Resident Agent:	/s/ James R. Adams
02/12/10
		Authorized signature of R.A. or On Behalf of R.A.Company			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 Articles 2007